Financial risk review - Schedule of Sensitivity Analysis of Fair Value Due to Change in Interest Rate. (Details) - Interest rate, measurement input - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Sensitivity to an increase or decrease in market interest rates
Increase in income	$ 1,592	$ 343
Decrease in income	(1,773)	(668)
Increase in equity	5,215	9,586
Decrease in equity	(5,320)	(9,770)
Increase (decrease) in equity value	(9,823)	(14,709)
Increase (decrease) in equity value	$ 9,911	$ 14,714